                                                                  EXHIBIT 10.02





                         TERM LOAN AND REVOLVING CREDIT
                                   AGREEMENT


                           DATED AS OF AUGUST 1, 1994


                                    BETWEEN


                         ARISTECH CHEMICAL CORPORATION

                                AS THE BORROWER


                                      AND


                      MITSUBISHI INTERNATIONAL CORPORATION

                                 AS THE LENDER

                    TERM LOAN AND REVOLVING CREDIT AGREEMENT


   THIS AGREEMENT ("AGREEMENT"), dated as of August 1, 1994, is by and between ARISTECH CHEMICAL CORPORATION, a Delaware corporation (hereinafter referred to as the "BORROWER"), and MITSUBISHI INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as "LENDER").


                                    RECITALS

   WHEREAS, Borrower desires to borrow, and Lender is willing to lend, the sum of One Hundred Million Dollars (U.S. $100,000,000) on a short-term basis and up to the sum of One Hundred Million Dollars (U.S. $100,000,000) on a revolving credit basis, all pursuant to the terms and subject to the conditions herein contained;

   NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                       CERTAIN DEFINITIONS; CONSTRUCTION


   1.01 DEFINITIONS. In addition to the words and terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

     "ALTERNATE BASE RATE" shall mean, for each Interest Period, a fluctuating rate of interest equal to the higher of

       (a) the rate of interest most recently established by The Mitsubishi Bank, Limited at its New York office as its prime rate for U.S. Dollar loans; and

       (b)  the Federal Funds Rate plus 1/2 of 1%.

     "BANKRUPTCY CODE" shall mean the provisions of title 11 of the United States Code, 11 U.S.C. Section 101 et seq., as amended, modified or supplemented from time to time.

     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the state of New York or other day on which commercial banks in New York, New York, are required or authorized to close under applicable law.

     "CLOSING DATE" shall mean the date of this Agreement.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the rules and regulations promulgated thereunder.

     "EVENT OF DEFAULT" or "DEFAULT" shall mean any of the events of default described in Section 3.01 of this Agreement.

     "FEDERAL FUNDS RATE" shall mean a fluctuating interest rate per annum equal for each day to

       (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

       (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three federal funds brokers of recognized standing selected by it.

     "GAAP" means generally accepted accounting principles in the United States of America applied by the Borrower on a consistent basis as to both classification of items and amounts, which shall include but not be limited to the official interpretations thereof by the Financial Accounting Standards Board, its predecessors or successors.

     "INDEBTEDNESS" means all items of indebtedness which in accordance with GAAP should be included in determining total liabilities as shown on the liability side of a balance sheet as at the date as of which such indebtedness is to be determined.

     "INTEREST PAYMENT DATE" shall mean the last Business Day of each Interest Period for any portion of the Loans subject to the LIBO Rate and the date of any conversion to the LIBO Rate with respect to any portion of the Loans subject to the

Alternate Base Rate. If any Interest Period would expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any such Interest Period would expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day.

     "INTEREST PERIOD" shall mean the period commencing on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date thereafter; and, thereafter, each period commencing on (and including) the last day of the immediately preceding Interest Period and ending on (but excluding) the first Interest Payment Date thereafter.

     "LIBO RATE" shall mean, for each Interest Period, the rate per annum as determined by reference to page 3750 of Telerate (at approximately 11:00 a.m. London, England time, on the date two London Business Days prior to the first day of such Interest Period), in the London Interbank Market for deposits of dollars for a period equal to the length of such Interest Period and in an amount comparable to the aggregate unpaid principal amount of the Loan outstanding during such Interest Period.

     "LOAN" and "LOANS" shall mean either or all of the Term Loan and the Revolving Credit Loans.

     "LOAN DOCUMENTS" shall mean this Agreement, the Notes and all other agreements, instruments, certificates and documents contemplated by or delivered or required to be delivered under this Agreement or in connection herewith, as any or all of the foregoing may be amended, supplemented or otherwise modified from time to time.

     "LONDON BUSINESS DAY" shall mean any day other than a Saturday, Sunday, public holiday under the laws of England or other day on which prime banks in London, England are required or authorized to close under applicable law.

     "MATURITY DATE" shall mean 3:00 p.m., New York time, on March 31, 1995.

     "NOTE" and "NOTES" shall mean either or both of the Term Note and the Revolving Credit Note.

     "OLD FACILITY" shall mean that certain Credit Agreement, dated as of April 18, 1990, among Borrower, as the borrower, ACC Holdings Corporation, ACC Middle Corporation, Aristech Chemical International Limited, Aristech Chemical International Sales Limited and Mitsubishi Corporation, as Guarantors, The Mitsubishi Bank, Limited, acting through its New York Branch and The Mitsubishi Trust and Banking Corporation, acting through its New York Branch, as the Co-Arrangers, certain commercial lending institutions as the lenders and The Mitsubishi Bank, Limited, acting through its New York Branch, as the Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

     "RATE" and "RATES" shall mean either or both of the Alternate Base Rate and LIBO Rate.

     "REVOLVING CREDIT LOAN" or "REVOLVING CREDIT LOANS" shall mean one or more of the Loans made to Borrower by Lender pursuant to Section 3.01 hereof.

     "REVOLVING CREDIT NOTE" shall mean the Revolving Credit Note of the Borrower executed and delivered to the Lender pursuant to this Agreement, together with all extensions, renewals, refinancings or refundings thereof, whether in whole or in part.

     "TERM LOAN" means the Loan made to Borrower by Lender pursuant to Section
2.01 hereof.

     "TERM NOTE" shall mean the Term Note of the Borrower executed and delivered to the Lender pursuant to this Agreement, together with all extensions, renewals, refinancings or refundings thereof, whether in whole or in part.

   1.02 CONSTRUCTION. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Time is of the essence in this Agreement and the other Loan Documents. The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section and subsection references are to this Agreement unless otherwise specified. References to dollar amounts shall be to United States dollars.


                                   ARTICLE II

                                 THE TERM LOAN


   2.01  MAKING OF TERM LOAN.   Subject to the terms and conditions hereof, the
Lender shall make a loan to the Borrower on the Closing Date in the aggregate principal amount of One

Hundred Million Dollars (U.S. $100,000,000) (the "TERM LOAN"). No portion of the Term Loan may be reborrowed by Borrower.

   2.02  TERM NOTE.   The obligation of the Borrower to repay the aggregate
unpaid principal amount of the Term Loan, and all interest accruing thereon pursuant to Section 2.04 of this Agreement, shall be evidenced by the Term Note, the form of which is attached to this Agreement as Exhibit "A."

   2.03  PAYMENTS ON ACCOUNT OF PRINCIPAL.

     (a) Payment of Principal; Optional Prepayment. The unpaid principal amount of the Term Loan shall be due and payable on the Maturity Date. The Borrower shall have the right, at the Borrower's option exercisable by delivery of three (3) Business Days' prior written notice to Lender, to pay the Term Loan in whole or part on any Interest Payment Date and to pay the whole or any part of the portion of the Term Loan subject to the Alternate Base Rate on any date, in either case without premium or penalty; provided, however, that the minimum prepayment amount with respect to the Term Loan shall be $500,000.

     (b) Compensation for Losses. In the event that the Borrower prepays a portion of the Term Loan subject to the LIBO Rate on a day other than the Interest Payment Date for such portion of the Term Loan, the Borrower shall pay to Lender upon demand an amount which will compensate Lender for any loss or penalty incurred by Lender as a result of such prepayment. Such compensation shall equal the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid for the period from the date of such prepayment to the last day of such Interest Period over (ii) the amount of interest which would have accrued to Lender on such amount by placing such amount on deposit for a comparable period with prime banks in the London Interbank Market. Lender shall deliver to Borrower, within two (2) Business Days after the date of any notice of such prepayment a certificate as to the amount of such loss or expense, which certificate shall set forth in reasonable detail the basis for such loss or expense.

   2.04  PAYMENTS ON ACCOUNT OF INTEREST.

     (a) Payment of Interest. The Borrower shall pay interest in respect of the entire outstanding unpaid principal balance of the Term Loan at a rate per annum during each Interest Period equal to (i) 0.150% in excess of the LIBO Rate or (ii) the Alternate Base Rate, as selected by the Borrower. Interest shall be payable on the outstanding balance of the Term Loan until the Term Loan is paid in full. Interest accrued on the outstanding principal balance of the Term Loan during any Interest Period shall be payable on the Interest Payment Date for such Interest Period.

     (b) Interest Period and Rate Elections. Borrower shall have the option of selecting Interest Periods for LIBO Rate portions of the Term Loan of one, two or three months duration. The Interest Period for any portions of the Term Loan subject to the Alternate Base Rate shall be any number of days at the discretion of the Borrower. The Borrower may elect to have more than one Interest Period outstanding at any one time; provided, however, that no Interest Period shall extend beyond the Maturity Date. Not less than three Business Days prior to the Closing Date, Borrower shall specify in writing to Lender the initial Rate or Rates and Interest Period or Periods for the Term Loan. Thereafter, Borrower shall, prior to the next Interest Payment Date, specify in writing to Lender the Rate and the duration of the next Interest Period, which shall commence on (and include) the Interest Payment Date and shall expire on (but exclude) the next Interest Payment Date. Borrower shall provide notice at least three Business Days prior to the applicable Interest Payment Date of its election to choose the LIBO Rate and notice at least one Business Day prior to the applicable Interest Payment Date of its election to choose the Alternate Base Rate. If more than one Rate and Interest Period are to be in effect at any time, then Borrower shall also specify which portion of the Term Loan is to be subject to each Rate and Interest Period. With respect to any portion of the Term Loan as to which there is no currently effective Rate and Interest Period election, interest shall accrue on such portion of the Term Loan at a rate per annum equal to the Alternate Base Rate and shall be payable upon conversion of such portion of the Term Loan to the LIBO Rate.

     (c) Interest Rate After Maturity. After the principal amount of the Term Loan shall have become due and payable, whether at maturity or by acceleration, declaration or otherwise, it shall thereafter bear interest at a rate per annum equal at all times to 2.0% above the Alternate Base Rate until paid, payable on demand.

     (d) Maximum Rate. In no contingency or event shall interest charged hereunder with respect to the Term Loan, however such interest may be characterized or computed, exceed the highest rate permissible under any law deemed applicable to this Agreement (the "MAXIMUM RATE"). In the event that it is determined that the rate of interest charged hereunder with respect to the Term Loan exceeded the Maximum Rate during any period or periods, the rate of interest for such period or periods shall be deemed to have been the Maximum Rate, and the rate of interest shall be deemed to have continued to be and shall continue to be the Maximum Rate for such period as is necessary for the total amount of interest paid or accrued hereunder with respect to the Term Loan to equal the amount of interest that would have been paid or accrued hereunder had the interest rate hereunder at all times remained as provided in the preceding subsections of this Section 2.04. If, notwithstanding the foregoing interest rate adjustment, it is determined that the Lender has received interest in excess of the Maximum Rate, any such excess shall (i) first, be applied to any unpaid costs and expenses owed to the Lender under this Agreement or any other Loan Document and to the unpaid principal amount of the Term Loan and (ii) second, be refunded to the Borrower.


                                  ARTICLE III

                           THE REVOLVING CREDIT LOANS


   3.01  MAKING OF REVOLVING CREDIT LOANS.   Subject to the terms and
conditions hereof, the Lender shall make Revolving Credit Loans to Borrower from time to time at Borrower's request, the aggregate outstanding principal amount of which shall not exceed One Hundred Million Dollars (U.S. $100,000,000) at any time, which Loans Borrower may repay and reborrow from time to time until the Maturity Date. The amount of any Revolving Credit Loan shall be no less than Two Million Dollars (U.S. $2,000,000).

   3.02 REVOLVING CREDIT NOTE. The obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans, and all interest accruing thereon pursuant to Section 3.04 of this Agreement, shall be evidenced by the Revolving Credit Note, the form of which is attached to this Agreement as Exhibit "B".

   3.03  PAYMENTS ON ACCOUNT OF PRINCIPAL.

     (a) Payment of Principal; Optional Prepayment. The unpaid principal amount of all Revolving Credit Loans shall be due and payable on the Maturity Date. The Borrower shall have the right, at the Borrower's option exercisable by delivery of three (3) Business Days' prior written notice to Lender, to pay the Revolving Credit Loans in whole or part on any Interest Payment Date and to pay the whole or any part of the portion of the Revolving Credit Loans subject to the Alternate Base Rate on any date, in either case without premium or penalty; provided, however, that the minimum prepayment amount with respect to the Revolving Credit Loans shall be $500,000.

     (b) Compensation for Losses. In the event that the Borrower prepays a portion of the Revolving Credit Loan subject to the LIBO Rate on a day other than the Interest Payment Date for such portion of the Revolving Credit Loan, the Borrower shall pay to Lender upon demand an amount which will compensate Lender for any loss or penalty incurred by Lender as a result of such prepayment. Such compensation shall equal the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid for the period from the date of such prepayment to the last day of such Interest Period over (ii) the amount of interest which would have accrued to Lender on such amount by placing such amount on deposit for a comparable period with prime banks in the London Interbank Market. Lender shall deliver to Borrower, within two (2) Business Days after the date of any notice of such prepayment a certificate as to the amount of such loss or expense, which certificate shall set forth in reasonable detail the basis for such loss or expense.

   3.04  PAYMENTS ON ACCOUNT OF INTEREST.

     (a) Payment of Interest. The Borrower shall pay interest in respect of the entire outstanding unpaid principal balance of the Revolving Credit Loans at a rate per annum during each Interest Period equal to (i) 0.150% in excess of the LIBO Rate or (ii) the Alternate Base Rate, as selected by the Borrower. Interest shall be payable on the outstanding balance of the Revolving Credit Loans until the Revolving Credit Loans are paid in full. Interest accrued on the outstanding principal balance of the Revolving Credit Loans during any Interest Period shall be payable on the Interest Payment Date for such Interest Period.

     (b) Interest Period and Rate Elections. Borrower shall have the option of selecting Interest Periods for LIBO Rate portions of the Revolving Credit Loans of one, two or three months duration. The Interest Period for any portions of the Revolving Credit Loans subject to the Alternate Base Rate shall be any number of days at the discretion of the Borrower. The Borrower may elect to have more than one Interest Period outstanding at any one time; provided, however, that no Interest Period shall extend beyond the Maturity
Date.   Not less than three Business Days prior to the Closing Date, Borrower shall specify in writing to Lender the initial Rate or Rates and Interest Period or Periods for the initial Revolving Credit Loan. Thereafter, Borrower shall, prior to the next Interest Payment Date, specify in writing to Lender the Rate and the duration of the next Interest Period, which shall commence on (and include) the Interest Payment Date and shall expire on (but exclude) the next Interest Payment Date. Borrower shall provide notice at least three Business Days prior to the applicable Interest Payment Date of its election to choose the LIBO Rate and notice at least one Business Day prior to the applicable Interest Payment Date of its election to choose the Alternate Base Rate. If more than one Rate and Interest Period are to be in effect at any time, then Borrower shall also specify which portion of the Revolving Credit Loans are to be subject to each Rate and Interest Period. With respect to any portion of any Revolving Credit Loan as to which there is no currently effective Rate and Interest Period election, interest shall accrue on such portion of the Revolving Credit Loan at a rate per annum equal to the

Alternate Base Rate and shall be payable upon conversion of such portion of the Revolving Credit Loan to the LIBO Rate.

     (c)  Interest Rate After Maturity.   After the principal amount of the
Revolving Credit Loans shall have become due and payable, whether at maturity or by acceleration, declaration or otherwise, they shall thereafter bear interest at a rate per annum equal at all times to 2.0% above the Alternate Base Rate until paid, payable on demand.

     (d)  Maximum Rate.   In no contingency or event shall interest charged
hereunder with respect to Revolving Credit Loans, however such interest may be characterized or computed, exceed the highest rate permissible under any law deemed applicable to this Agreement (the "Maximum Rate"). In the event that it is determined that the rate of interest charged hereunder with respect to the Revolving Credit Loans exceeded the Maximum Rate during any period or periods, the rate of interest for such period or periods shall be deemed to have been the Maximum Rate, and the rate of interest shall be deemed to have continued to be and shall continue to be the Maximum Rate for such period as is necessary for the total amount of interest paid or accrued hereunder with respect to the Revolving Credit Loans to equal the amount of interest that would have been paid or accrued hereunder had the interest rate hereunder at all time remained as provided in the preceding subsections of this Section 3.04. If, notwithstanding the foregoing interest rate adjustment, it is determined that the Lender has received interest in excess of the Maximum Rate, any such excess shall (i) first, be applied to any unpaid costs and expenses owed to the Lender under this Agreement or any other Loan Document and to the unpaid principal amount of the Revolving Credit Loans and (ii) second, be refunded to the Borrower.


                                   ARTICLE IV

                                    DEFAULT


   4.01  CONCERNING DEFAULTS.   The Borrower shall be in default under this
Agreement upon the occurrence of any one or more of the following events (herein called "Events of Default"):

     (a) nonpayment of interest, principal or any amount due hereunder on or before the date when due, whether at maturity or by acceleration, declaration or otherwise, and such failure shall continue for a period of 10 days;

     (b) the Borrower shall default (i) in any payment of principal of or interest on any other Indebtedness beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, and as a result of the Borrower's default such obligation has become due prior to its stated maturity and the result of an event specified in clause (ii) is to accelerate or permit the acceleration of any such obligation in excess of $1,000,000; or

     (c) adjudication of the Borrower as a bankrupt or insolvent, or entry of an order, remaining unstayed by appeal or otherwise for 30 days, appointing a receiver or trustee for the Borrower, or for all or any of its property, or approving a petition seeking reorganization or other similar relief under the Bankruptcy Code or other similar laws of the United States or of any state or of any other competent jurisdiction, or the filing by the Borrower of a petition seeking any of the foregoing or consenting thereto, or the filing of a petition to take advantage of any debtors' act, or making a general assignment for the benefit of creditors, or admitting in writing its inability to pay its debts as they mature.

   4.02 REMEDIES. If an Event of Default described in Section 4.01(a) or (b) shall have occurred and be continuing, then Lender may forthwith, or at any time thereafter, by notice to the Borrower, declare the unpaid principal amount of the Loans and all interest then accrued thereon to be immediately due and payable, and such principal and interest shall thereupon be immediately due and payable without presentment, protest, demand or other notice all of which are hereby waived, and Lender may terminate any and all obligations of Lender to make Loans under this Agreement. If an Event of Default described in Section 4.01(c) shall have occurred, then all Loans and all interest thereon shall automatically be and become immediately due and payable without presentment, protest, demand or notice all of which are hereby waived, and any and all obligations of Lender to make Loans under this Agreement shall automatically and immediately terminate. Lender shall also have all other rights and remedies available to Lender at law or in equity.

                                   ARTICLE V

                                 MISCELLANEOUS


   5.01 GUARANTY. The Borrower hereby represents and warrants to the Lender that Mitsubishi Corporation shall guaranty the Loans made to Borrower hereunder in a manner satisfactory to the Lender.

   5.02 USE OF PROCEEDS. The Borrower hereby represents and warrants to the Lender that the proceeds of the Loans will be used solely for the refinancing of Indebtedness of the Borrower outstanding on the Closing Date and owed to certain lending institutions pursuant to the Old Facility or owed to Mitsubishi Corporation pursuant to the Subordinated Loan Agreement dated as of February 18, 1994 between the Borrower and Mitsubishi Corporation.

   5.03 GOVERNING LAW. This Agreement and the Notes shall be governed by the laws of the State of New York, excluding its rules relating to the conflict of laws.

   5.04 NOTICES. Any notice or request by any party hereto shall be in writing and shall be deemed to have been given when delivered by hand or by facsimile transmission or upon receipt when mailed by overnight courier, addressed as follows, until notice of some other address shall have been given to the other party:

     If to the Borrower:

       Aristech Chemical Company
       600 Grant Street, Room 1188
       Pittsburgh, Pennsylvania  15219-2704
       Attention: Mr. Anthony F. Mastro
       Facsimile:  (412) 433-7819

     If to the Lender:

       Mitsubishi International Corporation
       520 Madison Avenue
       New York, New York  10022
       Facsimile: (212) 605-2102

   5.05 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which constitutes an original.

   5.06 WAIVERS; AMENDMENTS. The observance or performance of any covenant or obligation imposed upon the Borrower under any provision of this Agreement may be waived in writing by the Lender and the same shall then be effective only for the period on the conditions and for the specific instances and purposes specified in such writing; provided, however, that no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereto. No modification of any provision of this Agreement or of any Note shall be effective unless made in writing by the Borrower and the Lender.

   5.07 SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations hereunder or any interest herein without the prior written consent of the Lender. The Lender may assign this Agreement and all of its rights and obligations hereunder to any wholly owned corporate subsidiary of Lender. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Notes originally issued to the Lender, and the holder of such Notes shall be bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

   5.08 SEVERABILITY. The provisions of this Agreement and of the other Loan Documents are severable, and if any clause or provision of this Agreement or of any other Loan Document shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such clause or provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such clause or provision in any other jurisdiction or the remaining provisions hereof and of the other Loan Documents in any jurisdiction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

   5.09 ENTIRE AGREEMENT. This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.


ATTEST:                                  ARISTECH CHEMICAL CORPORATION


By: /s/ D. F. TUTHILL                    By: /s/ W. D. WALSTON
    --------------------                     ----------------------------
                                               Treasurer
Title: Secretary
      ------------------


ATTEST:                                  MITSUBISHI INTERNATIONAL CORPORATION


By: /s/ Y. SAKATA                        By: /s/ H. TAKEUCHI
    --------------------                     ----------------------------
                                               General Manager,
                                               Finance Division
Title: Manager, Project Finance
      -------------------------

                                   EXHIBIT A



                         ARISTECH CHEMICAL CORPORATION

                                   TERM NOTE


U.S. $100,000,000                                      Pittsburgh, Pennsylvania
                                                       August 1, 1994


   For value received, ARISTECH CHEMICAL CORPORATION (the "BORROWER") hereby promises to pay to the order of MITSUBISHI INTERNATIONAL CORPORATION ("LENDER"), on or before the Maturity Date, the principal sum of U.S. $100,000,000, payable in accordance with the provisions of that certain Term Loan and Revolving Credit Agreement, dated as of August 1, 1994, entered into by and between Borrower and Lender (the "AGREEMENT"), together with interest on the unpaid principal balance hereof as provided in the Agreement. All initially capitalized terms used herein without definition shall have the meanings attributed to such terms in the Agreement unless the context clearly requires otherwise.

   Interest shall be due and payable on each Interest Payment Date, determined in accordance with the Agreement, until the principal balance of the Term Loan is paid in full.

   If any amount payable by the Borrower under this Note (including the principal hereof and interest hereon) is not paid when due (whether at stated maturity or otherwise), interest shall accrue on such amount to the extent permitted by applicable law from the due date thereof to but excluding the date such amount is paid in full at the rate set forth in Section 2.04(c) of the Agreement.

   The Borrower shall have the right, at the Borrower's option exercisable by delivery of three (3) days' prior written notice to Lender, to pay the Term Loan in whole or part on any Interest Payment Date and to pay the whole or any part of the portion of the Term Loan subject to the Alternate Base Rate on any date, in either case without premium or penalty; provided, however, that the minimum prepayment amount with respect to the Term Loan shall be $500,000. If the Borrower prepays a portion of the Term Loan subject to the LIBO Rate on a day other than an Interest Payment Date, the Borrower shall compensate Lender for any losses as set forth in Section 2.03(b) of the Agreement.

   If any payment of principal or interest on this Note comes due and payable on a day that is not a Business Day, such payment shall be payable on the next succeeding Business Day.

   This Note is issued under, and is subject to the terms and conditions of, the Agreement.

   All payments of principal and interest hereunder shall be paid when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

   This Note shall be governed by and construed and interpreted in accordance with the law, without regard to principles governing choice of law, of the State of New York.

   IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer this 1st day of August, 1994.


                                            ARISTECH CHEMICAL CORPORATION


                                            By:
                                                ------------------------------

                                            Title:
                                                   ---------------------------

                                   EXHIBIT B



                         ARISTECH CHEMICAL CORPORATION

                             REVOLVING CREDIT NOTE


U.S. $100,000,000                                      Pittsburgh, Pennsylvania
                                                       August 1, 1994


   For value received, ARISTECH CHEMICAL CORPORATION (the "BORROWER") hereby promises to pay to the order of MITSUBISHI INTERNATIONAL CORPORATION ("LENDER"), on or before the Maturity Date, the principal sum of U.S. $100,000,000, or such lesser amount as may be unpaid and outstanding under that certain Term Loan and Revolving Credit Agreement, dated as of August 1, 1994, entered into by and between Borrower and Lender (the "AGREEMENT"), together with interest on the unpaid principal balance hereof as provided in the Agreement. All initially capitalized terms used herein without definition shall have the meanings attributed to such terms in the Agreement unless the context clearly requires otherwise.

   Interest shall be due and payable on each Interest Payment Date, determined in accordance with the Agreement, until the principal balance of all Revolving Credit Loans is paid in full.

   If any amount payable by the Borrower under this Note (including the principal hereof and interest hereon) is not paid when due (whether at stated maturity or otherwise), interest shall accrue on such amount to the extent permitted by applicable law from the due date thereof to but excluding the date such amount is paid in full at the rate set forth in Section 3.04(c) of the Agreement.

   The Borrower shall have the right, at the Borrower's option exercisable by delivery of three (3) days prior written notice to Lender, to pay the Revolving Credit Loans in whole or part on any Interest Payment Date and to pay the whole or any part of the portion of the Revolving Credit Loans subject to the Alternate Base Rate on any date, in either case without premium or penalty; provided, however, that the minimum prepayment amount with respect to the Revolving Credit Loans shall be $500,000. If the Borrower prepays a portion of the Revolving Credit Loan subject to the LIBO Rate on a day other than an Interest Payment Date, the Borrower shall compensate Lender for any losses as set forth in Section 3.03(b) of the Agreement.

   If any payment of principal or interest on this Note comes due and payable on a day that is not a Business Day, such payment shall be payable on the next succeeding Business Day.

   This Note is issued under, and is subject to the terms and conditions of, the Agreement.

   All payments of principal and interest hereunder shall be paid when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

   This Note shall be governed by and construed and interpreted in accordance with the law, without regard to principles governing choice of law, of the State of New York.

   IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer this 1st day of August, 1994.


                                              ARISTECH CHEMICAL CORPORATION


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                                FIRST AMENDMENT

   This First Amendment, dated as of January 4, 1995, by and between ARISTECH CHEMICAL CORPORATION, a Delaware corporation (the "BORROWER"), and MITSUBISHI INTERNATIONAL CORPORATION, a Delaware corporation (the "LENDER"),

                                WITNESSETH THAT:

   WHEREAS, the Borrower and the Lender entered into a Term Loan and Revolving Credit Agreement dated as of August 1, 1994 (the "ORIGINAL AGREEMENT"); and

   WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to, inter alia, increase the amount of revolving credit loans available to the Borrower and extend the maturity date of the Original Agreement;

   NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

   1. Definitions. Except as set forth herein, terms used in this First Amendment which are defined in the Original Agreement are herein used as therein defined.

   2.  Change in Maturity Date.  The definition of Maturity Date contained in
Section 1.01 of the Original Agreement is hereby amended to read in full as follows:

   "MATURITY DATE" shall mean 3:00 p.m., New York time, on March 31, 1995 or such later date as may be mutually agreed by the Borrower and the Lender at such time.

   3.  Increase in Amount of Revolving Credit Loans.  The first sentence of
Section 3.01 of the Original Agreement is hereby amended to read in full as follows:

   Subject to the terms and conditions hereof, the Lender shall make Revolving Credit Loans to Borrower from time to time at Borrower's request, the aggregate outstanding principal amount of which shall not exceed

   Two Hundred Fifty Million Dollars (U.S. $250,000,000) at any time, which Loans Borrower may repay and reborrow from time to time until the Maturity Date.

   4. Effectiveness. This First Amendment shall become effective immediately upon (a) execution and delivery by the Borrower and the Lender of this First Amendment; (b) execution and delivery by the Borrower of the Revolving Credit Note, the form of which is attached to this First Amendment as Exhibit A hereto; and (c) execution and delivery by Mitsubishi Corporation of an Affirmation of Guarantee, the form of which is attached to this First Amendment as Exhibit B. Immediately upon the effectiveness of this First Amendment, the Lender shall deliver to the Borrower the Borrower's Revolving Credit Note dated August 1, 1994 in the principal amount of U.S. $100,000,000, marked "cancelled".

   5.  Miscellaneous.

   (a) Except as specifically amended by the provisions hereof, the Original Agreement shall remain in full force and effect.

   (b) This First Amendment may be executed in any number of counterparts each of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

   (c) This First Amendment shall be governed by the laws of the State of New York, excluding its rules relating to the conflict of laws.

   IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                                ARISTECH CHEMICAL CORPORATION


                                                By: /s/ W. D. WALSTON
                                                   ---------------------------

                                                Title: Treasurer
                                                      ------------------------


                                                MITSUBISHI INTERNATIONAL
                                                CORPORATION


                                                By: /s/ H. TAKEUCHI
                                                   ---------------------------

                                                Title: General Manager,
                                                       Finance Division
                                                      ------------------------

                                   Exhibit A

                         ARISTECH CHEMICAL CORPORATION

                             REVOLVING CREDIT NOTE


U.S. $250,000,000                                      Pittsburgh, Pennsylvania
                                                       January 4, 1995


   For value received, ARISTECH CHEMICAL CORPORATION (the "BORROWER") hereby promises to pay to the order of MITSUBISHI INTERNATIONAL CORPORATION (the "LENDER"), on or before the Maturity Date, the principal sum of U.S. $250,000,000, or such lesser amount as may be unpaid and outstanding under that certain Term Loan and Revolving Credit Agreement, dated as of August 1, 1994, entered into by and between Borrower and Lender, as the same may be amended, modified or supplemented from time to time (the "AGREEMENT"), together with interest on the unpaid principal balance hereof as provided in the Agreement. All initially capitalized terms used herein without definition shall have the meanings attributed to such terms in the Agreement unless the context clearly requires otherwise.

   Interest shall be due and payable on each Interest Payment Date, determined in accordance with the Agreement, until the principal balance of all Revolving Credit Loans is paid in full.

   If any amount payable by the Borrower under this Note (including the principal hereof and interest hereon) is not paid when due (whether at stated maturity or otherwise), interest shall accrue on such amount to the extent permitted by applicable law from the due date thereof to but excluding the date such amount is paid in full at the rate set forth in Section 3.04(c) of the Agreement.

   The Borrower shall have the right, at the Borrower's option exercisable by delivery of three (3) Business Days prior written notice to Lender, to pay the Revolving Credit Loans in whole or part on any Interest Payment Date and to pay the whole or any part of the portion of the Revolving Credit Loans subject to the Alternate Base Rate on any date, in either case without premium or penalty; provided, however, that the minimum prepayment amount with respect to the Revolving Credit Loans shall be $500,000. If the Borrower prepays a portion of the Revolving Credit Loan subject to the LIBO Rate on a day other than an Interest Payment Date, the Borrower shall compensate Lender for any losses as set forth in Section 3.03(b) of the Agreement.

   If any payment of principal or interest on this Note comes due and payable on a day that is not a Business Day, such payment shall be payable on the next succeeding Business Day.

   This Note is issued under, and is subject to the terms and conditions of, the Agreement.

   All payments of principal and interest hereunder shall be paid when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

   This Note shall be governed by and construed and interpreted in accordance with the law, without regard to principles governing choice of law, of the State of New York.

   IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer this 4th day of January, 1995.


                                              ARISTECH CHEMICAL CORPORATION


                                              By:
                                                  ------------------------------

                                              Title:
                                                     ---------------------------

                                   Exhibit B

                            AFFIRMATION OF GUARANTEE


   Pursuant to the Guarantee Letter dated July 25, 1994 and effective as of August 1, 1994 (the "GUARANTEE"), in favor of Mitsubishi International Corporation (the "LENDER") and in accordance with the terms thereof, the undersigned Guarantor (as defined therein) has absolutely and unconditionally guaranteed the full payment and performance of all indebtedness, obligations and liabilities of Aristech Chemical Corporation, a Delaware corporation (the "COMPANY") to the Lender under the Term Loan and Revolving Credit Agreement dated as of August 1, 1994 (the "CREDIT AGREEMENT") and any other documents and agreements contemplated thereby or relating thereto.

   The undersigned Guarantor hereby consents and agrees to all amendments to the Credit Agreement as of the date hereof, including the First Amendment, dated as of January 4, 1995 by and between the Company and the Lender, and all transactions contemplated thereby; and further affirms that the Guarantee remains in full force and effect, and that the liability of the Guarantor thereunder is not discharged or diminished in any way whatsoever.

   WITNESS the due execution hereof as of the effective date of the First Amendment.


                                               MITSUBISHI CORPORATION


                                               By:
                                                  -----------------------

                                               Title:
                                                     --------------------

                                SECOND AMENDMENT

   This Second Amendment, dated as of March 31, 1995, by and between ARISTECH CHEMICAL CORPORATION, a Delaware corporation (the "BORROWER"), and MITSUBISHI INTERNATIONAL CORPORATION, a Delaware corporation (the "LENDER"),

                                WITNESSETH THAT:
   WHEREAS, the Borrower and the Lender entered into a Term Loan and Revolving Credit Agreement dated as of August 1, 1994, as amended by the First Amendment dated as of January 4, 1995 (as amended, the "ORIGINAL AGREEMENT"); and

   WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to extend the maturity date of the Original Agreement;

   NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

   1. Definitions. Except as set forth herein, terms used in this First Amendment which are defined in the Original Agreement are herein used as therein defined.

   2.  Change in Maturity Date.  The definition of Maturity Date contained in
Section 1.01 of the Original Agreement is hereby amended to read in full as follows:

   "MATURITY DATE" shall mean 3:00 p.m., New York time, on March 31, 1996.

   3. Effectiveness. This Second Amendment shall become effective immediately upon execution and delivery by the Borrower and the Lender of this Second Amendment.

   4.  Miscellaneous.

   (a) Except as specifically amended by the provisions hereof, the Original Agreement shall remain in full force and effect.

   (b) This Second Amendment may be executed in any number of counterparts each of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

   (c) This Second Amendment shall be governed by the laws of the State of New York, excluding its rules relating to the conflict of laws.
   IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                          ARISTECH CHEMICAL CORPORATION


                                          By:     /s/ W.D. WALSTON
                                              ---------------------------------

                                          Title:  Treasurer
                                                 ------------------------------


                                          MITSUBISHI INTERNATIONAL
                                          CORPORATION


                                          By:  /s/ H. TAKEUCHI
                                              ---------------------------------

                                          Title:  General Manager, Finance Div.
                                                 ------------------------------

                                THIRD AMENDMENT

         This Third Amendment, dated as of March 31, 1996, by and between ARISTECH CHEMICAL CORPORATION, a Delaware corporation (the "BORROWER"), and MITSUBISHI INTERNATIONAL CORPORATION, a Delaware corporation (the "LENDER"),

                                WITNESSETH THAT:
         WHEREAS, the Borrower and the Lender entered into a Term Loan and Revolving Credit Agreement dated as of August 1, 1994, as amended by the First Amendment dated as of January 4, 1995, as amended by the Second Amendment dated as of March 31, 1995 (as amended, the "ORIGINAL AGREEMENT"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to extend the maturity date of the Original Agreement;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. Except as set forth herein, terms used in this Third Amendment which are defined in the Original Agreement are herein used as therein defined.

         2. Change in Maturity Date. The definition of Maturity Date contained in Section 1.01 of the Original Agreement is hereby amended to read in full as follows:

         "Maturity Date" shall mean 3:00 p.m., New York time, on March 31, 1997 or such later date as may be mutually agreed by the Borrower and the Lender.

         3. Effectiveness. This Third Amendment shall become effective immediately upon execution and delivery by the Borrower and the Lender of this Third Amendment.

         4.      Miscellaneous.

         (a) Except as specifically amended by the provisions hereof, the Original Agreement shall remain in full force and effect.

         (b) This Third Amendment may be executed in any number of counterparts each of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (c) This Third Amendment shall be governed by the laws of the State of New York, excluding its rules relating to the conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.


                                      ARISTECH CHEMICAL CORPORATION


                                      By: /s/ W.D. WALSTON
                                          ------------------------------------

                                      Title:  Treasurer
                                             ---------------------------------


                                      MITSUBISHI INTERNATIONAL CORPORATION


                                      By: /s/ H. TAKEUCHI
                                          -------------------------------------

                                      Title:  Vice President & General Manager
                                             ----------------------------------

                                Fourth Amendment

         This Fourth Amendment, dated as of September 30, 1996, by and between Aristech Chemical Corporation, a Delaware corporation (the "BORROWER") and Mitsubishi International Corporation, a Delaware corporation (the "LENDER"),

                                WITNESSETH THAT:
         WHEREAS, the Borrower and the Lender entered into a Term Loan and Revolving Credit Agreement dated as of August 1, 1994, as amended by the First Amendment dated as of January 4, 1995, as amended by the Second Amendment dated as of March 31, 1995, and as amended by the Third Amendment dated as of March 31, 1996 (as amended, the "ORIGINAL AGREEMENT"); and

         WHEREAS, the Borrower and the Lender desire to amend the Original Agreement to, among other things, divide the amount of the revolving credit loans available to the Borrower into two tranches, adjust maturity dates thereof, and adjust the payment of interest thereof;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.       Definitions

         Except as herein set forth, terms used in this Fourth Amendment which are defined in the Original Agreement are herein used as therein defined.

2.       Change in Maturity Date

         The definition of Maturity Date contained in Section 1.01 of the Original Agreement is hereby amended to read in full as follows:

                 "Maturity Date" shall mean:

                 (a) For Tranche A, 3:00 p.m., New York time, on April 18, 2002 or such later date as may be mutually agreed by the Borrower and the Lender at or before such time.

                 (b) For Tranche B, 3:00 p.m., New York time, on March 31, 1997 or such later date as may be mutually agreed by the Borrower and the Lender at or before such time.

3.       Division of Amount of Revolving Credit Loans into Two Tranches

         A second and third paragraphs are added to Section 3.01 of the Original Agreement to read in their entirety as follows:

                 The Two Hundred Fifty Million Dollar ($250,000,000.00) maximum aggregate outstanding principal amount shall be divided into a Tranche A which shall have a One Hundred Fifty Million Dollar ($150,000,000.00) maximum aggregate outstanding principal amount ("Tranche A") and a Tranche B which shall have a One Hundred Million Dollar ($100,000,000.00) maximum aggregate outstanding principal amount ("Tranche B"). The parties agree that all borrowings outstanding under the Revolving Credit Loans as of September 30, 1996 shall be Tranche A borrowings. If loans are taken in the future, the Borrower will designate in writing from which tranche they are being made.
                 Notwithstanding anything herein to the contrary, Tranche B will terminate automatically upon the successful completion of the Borrower's issuance of One Hundred Fifty Million Dollars ($150,000,000.00) of 10-year notes in a debt offering to be placed through Merrill Lynch & Co., et al., which debt offering is scheduled for completion in November 1996, or such later date as determined by the Borrower (the "Offering"). Any amounts outstanding under Tranche B at the time of such termination shall become immediately due and payable upon such termination. The Borrower shall provide the Lender with reasonably satisfactory written notice of the successful completion of the Offering and the date of such completion as soon as possible after its completion.

4.       Change in Payment of Interest

         Section 3.04(a)(i) of the Original Agreement is amended, effective as of the date of the Offering, to read in its entirety as follows:

         (i)     0.1875% in excess of the LIBO Rate or.

5.       Effectiveness

         This Fourth Amendment shall become effective immediately upon execution and delivery by the Borrower and Lender of this Fourth Amendment.

6.       Miscellaneous

         (a) Except as specifically amended by the provisions hereof, the Original Agreement shall remain in full force and effect.

         (b) This Fourth Amendment may be executed in counterparts, each of which, when so executed and delivered by all parties, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (c) This Fourth Amendment shall be governed by the laws of the State of New York, excluding its rules relating to the conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.


                                   ARISTECH CHEMICAL CORPORATION


                                   By:     /s/ W.D. WALSTON
                                       ----------------------------------

                                   Title:  Treasurer
                                          -------------------------------


                                   MITSUBISHI INTERNATIONAL CORPORATION


                                   By:     /s/ M. BANDO
                                       ----------------------------------

                                   Title:  S.V.P., COO, CHEMICALS GROUP
                                          -------------------------------